


                          MASTER CUSTODY AGREEMENT

                                  EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.

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INVESTMENT COMPANY                   ORGANIZATION             SERIES ---(IF APPLICABLE)
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Adjustable Rate Securities           Delaware Business Trust  U.S. Government Adjustable Rate Mortgage
Portfolios                                                    Portfolio

Franklin California Tax-Free Income  Maryland Corporation
Fund, Inc.

Franklin California Tax-Free Trust   Massachusetts Business   Franklin California Insured Tax-Free Income
                                     Trust Fund
                                                              Franklin California Intermediate-Term Tax-Free Income Fund
                                                              Franklin California Tax-Exempt Money Fund

Franklin Custodian Funds, Inc.       Maryland Corporation     DynaTech Series
                                                              Growth Series
                                                              Income Series
                                                              U.S. Government Securities Series
                                                              Utilities Series

Franklin Federal Money Fund          California Corporation

Franklin Federal Tax- Free Income    California Corporation
Fund
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INVESTMENT COMPANY                         ORGANIZATION       SERIES ---(IF APPLICABLE)
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Franklin Floating Rate Master Trust  Delaware Business Trust  Franklin Floating Rate Master Series

Franklin Gold and Precious Metals    Delaware Business Trust
Fund
Franklin Growth and Income Fund      Delaware Business Trust

Franklin High Income Trust           Delaware Business Trust  AGE High Income Fund

Franklin Investors Securities Trust  Massachusetts Business   Franklin Adjustable U.S. Government Securities
                                     Trust Fund
                                                              Franklin Convertible Securities Fund
                                                              Franklin Equity Income Fund
                                                              Franklin Floating Rate Daily Access Fund
                                                              Franklin Global Government Income Fund
                                                              Franklin Short-Intermediate U.S. Govt Securities Fund
                                                              Franklin Total Return Fund

Franklin Managed Trust               Delaware Business Trust  Franklin Rising Dividends Fund

Franklin Money Fund                  California Corporation

Franklin Municipal Securities Trust  Delaware Business Trust  Franklin California High Yield Municipal Fund
                                                              Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund Inc.     Maryland Corporation     Mutual Beacon Fund
                                                              Mutual Discovery Fund
                                                              Mutual European Fund
                                                              Mutual Financial Services Fund
                                                              Mutual Qualified Fund
                                                              Mutual Shares Fund

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INVESTMENT COMPANY                   ORGANIZATION             SERIES ---(IF APPLICABLE)

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Franklin New York Tax-Free Income    Delaware Business Trust
Fund

Franklin New York Tax-Free Trust     Massachusetts Business   Franklin New York Insured Tax-Free Income Fund
                                     Trust                    Franklin New York Intermediate-Term Tax-Free Income Fund
                                                              Franklin New York Tax-Exempt Money Fund

Franklin Real Estate Securities      Delaware Business Trust  Franklin Real Estate Securities Fund
Trust
Franklin Strategic Mortgage          Delaware Business Trust
Portfolio
Franklin Strategic Series            Delaware Business Trust  Franklin Aggressive Growth Fund
                                                              Franklin Biotechnology Discovery Fund
                                                              Franklin Blue Chip Fund
                                                              Franklin California Growth Fund
                                                              Franklin Global Communications Fund
                                                              Franklin Global Health Care Fund
                                                              Franklin Large Cap Growth Fund
                                                              Franklin Natural Resources Fund
                                                              Franklin Small Cap Growth Fund I
                                                              Franklin Small Cap Growth Fund II
                                                              Franklin Strategic Income Fund
                                                              Franklin Technology Fund
                                                              Franklin U.S.Long-Short Fund

Franklin Tax-Exempt Money Fund       California Corporation

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INVESTMENT COMPANY                   ORGANIZATION             SERIES---(IF APPLICABLE)

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Franklin Tax-Free Trust              Massachusetts Business   Franklin Alabama Tax-Free Income Fund
                                     Trust                    Franklin Arizona Tax-Free Income Fund
                                                              Franklin Colorado Tax-Free Income Fund
                                                              Franklin Connecticut Tax-Free Income Fund
                                                              Franklin Federal Intermediate-Term Tax-Free Income Fund
                                                              Franklin Florida Insured Tax-Free Income fund
                                                              Franklin Florida Tax-Free Income Fund
                                                              Franklin Georgia Tax-Free Income Fund
                                                              Franklin High Yield Tax-Free Income Fund
                                                              Franklin Insured Tax-Free Income Fund
                                                              Franklin Kentucky Tax-Free Income Fund
                                                              Franklin Louisiana Tax-Free Income Fund
                                                              Franklin Maryland Tax-Free Income Fund
                                                              Franklin Massachusetts Insured Tax-Free Income Fund
                                                              Franklin Michigan Insured Tax-Free Income Fund
                                                              Franklin Minnesota Insured Tax-Free Income Fund
                                                              Franklin Missouri Tax-Free Income Fund
                                                              Franklin New Jersey Tax-Free Income Fund
                                                              Franklin North Carolina Tax-Free Income Fund
                                                              Franklin Ohio Insured Tax-Free Income Fund
                                                              Franklin Oregon Tax-Free Income Fund
                                                              Franklin Pennsylvania Tax-Free Income Fund
                                                              Franklin Puerto Rico Tax-Free Income Fund
                                                              Franklin Texas Tax-Free Income Fund
                                                              Franklin Virginia Tax-Free Income Fund

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INVESTMENT COMPANY                   ORGANIZATION             SERIES ---(IF APPLICABLE)

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Franklin Templeton Fund Allocator    Delaware Business Trust  Franklin Templeton Conservative Target Fund
Series                                                        Franklin Templeton Growth Target Fund
                                                              Franklin Templeton Moderate Target Fund

Franklin Templeton International     Delaware Business Trust  Templeton Pacific Growth Fund
Trust
Franklin Templeton Money Fund Trust  Delaware Business Trust  Franklin Templeton Money Fund

Franklin Templeton Variable          Massachusetts Business   Franklin Aggressive Growth Securities Fund
Insurance Products Trust             Trust                    Franklin Global Communications Securities Fund
                                                              Franklin Global Health Care Securities Fund
                                                              Franklin Growth and Income Securities Fund
                                                              Franklin High Income Fund
                                                              Franklin Income Securities Fund
                                                              Franklin Large Cap Growth Securities Fund
                                                              Franklin Money Market Fund
                                                              Franklin Natural Resources Securities Fund
                                                              Franklin Real Estate Fund
                                                              Franklin Rising Dividends Securities Fund
                                                              Franklin Small Cap Fund
                                                              Franklin Strategic Income Securities Fund
                                                              Franklin S&P 500 Index Fund
                                                              Franklin Technology Securities Fund
                                                              Franklin U.S. Government Fund
                                                              Franklin Value Securities Fund
                                                              Franklin Zero Coupon Fund - 2005
                                                              Franklin Zero Coupon Fund - 2010
                                                              Mutual Discovery Securities Fund
                                                              Mutual Shares Securities Fund
                                                              Templeton Global Income Securities Fund

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INVESTMENT COMPANY                   ORGANIZATION             SERIES ---(IF APPLICABLE)

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Franklin Value Investors Trust       Massachusetts Business   Franklin Balance Sheet Investment Fund
                                     Trust                    Franklin Large Cap Value Fund
                                                              Franklin MicroCap Value Fund
                                                              Franklin Value Fund


Institutional Fiduciary Trust        Massachusetts Business   Franklin Cash Reserves Fund
                                     Trust                    Franklin U.S. Government Securities Money Market
                                                               Portfolio
                                                              Money Market Portfolio

The Money Market Portfolios          Delaware Business Trust  The Money Market Portfolio
                                                              The U.S. Government Securities Money Market
                                                              Portfolio

CLOSED END FUNDS:

Franklin Floating Rate Trust         Delaware Business Trust

Franklin Multi-Income Trust          Massachusetts Business
                                     Trust

Franklin Universal Trust             Massachusetts Business
                                     Trust

